SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities

                              Exchange Act of 1934

                                October 26, 1999

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                (Date of Report, date of earliest event reported)

                                TREMONT CORPORATION

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             (Exact name of Registrant as specified in its charter)

                            Delaware 1-10126 76-0262791

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        (State or other           (Commission                (IRS Employer
         jurisdiction of           File Number)               Identification
         incorporation)                                       Number)

        1999 Broadway, Suite 4300, Denver, CO                      80202
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               (Address of principal executive offices) (Zip Code)

                                  (303) 296-5600

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              (Registrant's telephone number, including area code)

                                  Not Applicable

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             (Former name or address, if changed since last report)


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ITEM 5:  OTHER EVENTS

         On October 26, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding Registrant's declaration of a fourth quarter dividend..

ITEM 7:     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (C) EXHIBITS

            Item No.  Exhibit List

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            99.1      Press release dated October 26, 1999 issued by Registrant.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     TREMONT CORPORATION

                                                     (Registrant)

                             BY: /S/ JOAN H. PRUSSE

                                 Joan H. Prusse

                                 Assistant General Counsel

Date: October 26, 1999


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